UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  October 31, 2013

Date of reporting period:  April 30, 2013

Item 1. Reports to Stockholders.

Semi-Annual Report

For the period ended
April 30, 2013

EDGAR LOMAX VALUE FUND

Semi-Annual Report
April 30, 2013

Dear Fellow Shareholder:

We are proud to announce that the Edgar Lomax Value Fund hit another significant milestone, its 15th anniversary, on this past December 12.  The period since the Fund’s inception has been challenging for many investors.  We saw the stock market rise, then fall sharply, twice over this time frame—during the “tech” bubble and the housing bubble.  Throughout, we’ve steadfastly invested in what we believe are high-quality stocks of the country’s largest corporations.  The resulting long-term investment returns have been strong and have brought the Fund to nearly $40 million in assets.  Following is a summary of average annual total returns through April 30, 2013:

	Fund	S&P 500®/Citigroup Value Index	S&P 500® Index
1-year	15.57%	20.33%	16.89%
5-year	4.39%	3.68%	5.21%
10-year	7.64%	8.04%	7.88%
Since-inception (12/12/97)	5.28%	5.28%	5.30%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 205-0524 or visiting www.edgarlomax.com.  Before deducting fees that the Advisor contractually waived or expenses of the Fund that the Advisor absorbed, the gross expense ratio is 1.43%*; however, after such waivers or absorptions by the Advisor, the Fund’s net expense ratio is 0.99%.

This year’s first half (the 6-month period ended April 30, 2013) was a tale of two periods.  The first portion, through February 19, witnessed a continuation of the “low quality” theme we wrote about in our past fiscal year-end report.  First, investors fled stocks that pay substantial dividends—such as those we buy—as they feared that the late-December “fiscal cliff” negotiations in Congress would result in substantially higher tax rates on dividend income.  As a result, “value” stocks paying higher dividend yields suffered deep declines while low-yielding issues rose.  Though it was clear in January’s first days that any tax hike on dividends would be much less than previously feared, investors did not immediately increase their buying of dividend paying large-cap stocks and, instead, rushed into smaller-cap companies (which often pay no dividend).  This action, we believe, was driven by a false sense of confidence that the Federal Reserve’s aggressive money-printing activities (or “quantitative easing”) would continue to boost the performance of smaller, riskier companies.

On February 20, however, stock indexes began their first significant pullback of 2013.  In response, investors reversed course abruptly, and fled to high-quality investments such as those in which your Lomax Fund seeks to

*
Figures are from the Fund’s prospectus dated 2/28/13.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Net Annual Fund Operating Expenses do not exceed 0.99% (excluding “Acquired Funds Fees and Expenses” and extraordinary expenses) through at least 2/27/14.  In addition, the Advisor has voluntarily agreed to waive a portion of its investment advisory fee contingent upon the Fund’s performance versus the S&P/500 Citigroup Value.  While the Advisor may discontinue its voluntary waiver at any time after 2/27/14, it has no intention of doing so.

invest—permitting your holdings to close in on the stock indexes’ returns for the six-month period ended April 30, 2013.  Consequently, the Fund’s large-cap value holdings produced a total six-month return of 14.13% versus S&P 500 and S&P 500/Citigroup Value respective returns of 14.42% and 16.63%.  There is no guarantee that the “lower quality” trend has ended; however, given the movement toward our stocks in the final two months of the period, a reversal may have already begun.  Even if this is not yet the case, we will continue to buy financially-strong, dividend-paying companies with long histories of profitability, confident that the market will ultimately follow the fundamentals.

The “Schedule of Investments” included in this report details all of our holdings.  Let’s look at some examples of them, along with their performance through the first half of this fiscal year.  The market’s sharp rise was broad based, certainly in the Fund, giving us noteworthy gainers in every economic sector.  Consumer Discretionary was our strongest sector with a gain of 24.2% in the six months ended April 30, 2013.  Among those names, Target was a key contributor with a gain of 29.6%.  While we don’t expect that kind of pace to continue, we do believe the company’s strong balance sheet and history of profitability should keep the wind at its back.  While the same positive appraisal can be made of Wal-Mart’s financial strength and “earning” ability, it only (tongue in cheek) gained 8.8% during the period.  While that is clearly a strong six-month return, we believe it has more room to run.  Consequently, we intend to patiently hold what is obviously one of the country’s ongoing major success stories.  Moving to Information Technology, Hewlett Packard led the sector with a six-month gain of 51.1%, making up for a sharp decline in the prior fiscal year.  CEO Meg Whitman appears to be taking decisive action to return Hewlett Packard to its former stature, and she apparently has the confidence of much of the investment community.

Although we may have said it many times, we truly appreciate the confidence you have shown in us through your investment in the Fund.  We promise to continue working hard as we endeavor to bring you the results you deserve.

Cordially,

Randall R. Eley	Phillip A. Titzer
Chief Investment Officer	Portfolio Manager

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk; principal loss is possible.  Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in sales and earnings.

Investment performance reflects expense waivers in effect.  In the absence of such waivers, total return would be reduced.

The opinions expressed are those of the investment advisor, are subject to change, and forecasts made cannot be guaranteed.  Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security.  Please see the Schedule of Investments in this report for current Fund holdings information.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.  The S&P 500/Citigroup Value Index is a capitalization-weighted index of stocks in the S&P 500 Index which exhibit strong value characteristics.  You cannot invest directly in an index.

EDGAR LOMAX VALUE FUND

EXPENSE EXAMPLE at April 30, 2013 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. The Edgar Lomax Value Fund is a no-load mutual fund and has no shareholder transaction expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (11/1/12 – 4/30/13).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 0.99% per the operating expenses limitation agreement. The Advisor has voluntarily agreed to waive a portion of its advisory fee contingent upon the Fund’s performance versus the S&P 500® Value Index (see Note 4 of the Notes to Financial Statements). The amount of the voluntary waiver will depend upon the size of the Fund’s assets as of the end of each month. If the Advisor waives advisory fees under this arrangement, it has also agreed to absorb all expenses, other than advisory fees. For the six months ended April 30, 2013, the Fund’s aggregate annual operating expenses were reduced to 0.79%. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	11/1/12	4/30/13	11/1/12 – 4/30/13
Actual	$1,000.00	$1,141.30	$4.19
Hypothetical (5% return before expenses)	$1,000.00	$1,020.88	$3.96

*
Expenses are equal to the Fund’s annualized expense ratio of 0.79%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

EDGAR LOMAX VALUE FUND

INDUSTRY ALLOCATION OF PORTFOLIO ASSETS at April 30, 2013 (Unaudited)

Percentages represent market value as a percentage of total investments.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at April 30, 2013 (Unaudited)

Shares	COMMON STOCKS - 98.87%	Value

	Amusement, Gambling, and Recreation Industries - 1.62%
10,100	Walt Disney Co.	$634,684

	Beverage and Tobacco Product Manufacturing - 1.00%
4,850	Altria Group, Inc.	177,074
2,600	PepsiCo, Inc.	214,422
		391,496

	Building Material and Garden Equipment - 0.86%
8,800	Lowe’s Companies, Inc.	338,096

	Chemical Manufacturing - 15.92%
5,100	AbbVie, Inc.	234,855
5,500	Bristol-Myers Squibb Co.	218,460
15,100	Dow Chemical Co.	512,041
21,138	E. I. du Pont de Nemours and Co.	1,152,232
21,500	Eli Lilly & Co.	1,190,670
10,200	Johnson & Johnson	869,346
17,400	Merck & Co., Inc.	817,800
42,402	Pfizer, Inc.	1,232,626
		6,228,030

	Computer and Electronic Product Manufacturing - 12.06%
1,000	Apple, Inc.	442,750
11,300	Cisco Systems, Inc.	236,396
44,800	Hewlett-Packard Co.	922,880
83,200	Intel Corp.	1,992,640
18,300	Raytheon Co.	1,123,254
		4,717,920

	Couriers and Messengers - 0.53%
2,400	United Parcel Service, Inc. - Class B	206,016

	Credit Intermediation and Related Activities - 8.22%
8,800	American Express Co.	602,008
19,500	Bank of New York Mellon Corp.	550,290
4,800	Capital One Financial Corp.	277,344
16,400	JPMorgan Chase & Co.	803,764

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at April 30, 2013 (Unaudited), continued

Shares	COMMON STOCKS - 98.87%	Value

	Credit Intermediation and Related Activities - 8.22%, continued
25,800	Wells Fargo & Co.	$979,884
		3,213,290

	Electrical Equipment, Appliance,
	and Component Manufacturing - 0.47%
3,300	Emerson Electric Co.	183,183

	Food Manufacturing - 0.57%
3,100	HJ Heinz Co.	224,502

	Food Services and Drinking Places - 2.12%
8,100	McDonald’s Corp.	827,334

	General Merchandise Stores - 5.95%
11,700	Target Corp.	825,552
19,300	Wal-Mart Stores, Inc.	1,499,996
		2,325,548

	Health and Personal Care Stores - 6.76%
19,800	CVS Caremark Corp.	1,151,964
30,100	Walgreen Co.	1,490,251
		2,642,215

	Insurance Carriers and Related Activities - 6.75%
24,000	Allstate Corp.	1,182,240
24,300	UnitedHealth Group, Inc.	1,456,299
		2,638,539

	Machinery Manufacturing - 5.25%
9,400	Baker Hughes, Inc.	426,666
72,900	General Electric Co.	1,624,941
		2,051,607
	Management of Companies and Enterprises - 0.82%
2,200	Goldman Sachs Group, Inc.	321,354

	Merchant Wholesalers, Nondurable Goods - 0.51%
2,600	Procter & Gamble Co.	199,602

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at April 30, 2013 (Unaudited), continued

Shares	COMMON STOCKS - 98.87%	Value

	Metal Ore Mining - 0.41%
5,300	Freeport-McMoRan Copper & Gold, Inc.	$161,279

	Miscellaneous Manufacturing - 1.85%
4,100	Baxter International, Inc.	286,467
9,400	Medtronic, Inc.	438,792
		725,259

	Oil and Gas Extraction - 2.05%
4,800	Apache Corp.	354,624
5,000	Occidental Petroleum Corp.	446,300
		800,924

	Petroleum and Coal Products Manufacturing - 5.61%
7,200	Chevron Corp.	878,472
11,600	ConocoPhillips	701,220
6,900	Exxon Mobil Corp.	614,031
		2,193,723

	Pipeline Transportation - 0.52%
5,300	Williams Co., Inc.	202,089

	Professional, Scientific, and Technical Services - 0.88%
3,300	Amgen, Inc.	343,893

	Publishing Industries (except Internet) - 2.52%
14,800	Microsoft Corp.	489,880
15,100	Oracle Corp.	494,978
		984,858

	Rail Transportation - 2.22%
9,300	Norfolk Southern Corp.	720,006
1,000	Union Pacific Corp.	147,960
		867,966

	Support Activities for Mining - 1.20%
11,000	Halliburton Co.	470,470

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at April 30, 2013 (Unaudited), continued

Shares	COMMON STOCKS - 98.87%	Value

	Telecommunications - 5.35%
31,500	AT&T, Inc.	$1,179,990
16,900	Verizon Communications, Inc.	911,079
		2,091,069

	Transportation Equipment Manufacturing - 4.08%
38,700	Ford Motor Co.	530,577
10,100	General Dynamics Corp.	746,996
3,200	Lockheed Martin Corp.	317,088
		1,594,661

	Utilities - 2.77%
13,000	American Electric Power Co., Inc.	668,590
5,800	Exelon Corp.	217,558
4,100	Southern Co.	197,743
		1,083,891
	TOTAL COMMON STOCKS (Cost $31,787,683)	38,663,498

Shares	SHORT-TERM INVESTMENTS - 1.06%	Value

415,485	Invesco STIT-STIC Prime Portfolio, 0.09% (a)	415,485
	TOTAL SHORT-TERM INVESTMENTS (Cost $415,485)	415,485

	TOTAL INVESTMENTS IN SECURITIES
	(Cost $32,203,168) - 99.93%	39,078,983
	Other Assets in Excess of Liabilities - 0.07%	25,902
	TOTAL NET ASSETS - 100.00%	$39,104,885

(a) Rate shown is the 7-day annualized yield as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES at April 30, 2013 (Unaudited)

ASSETS
Investments in securities, at value (identified cost $32,203,168)	$39,078,983
Receivables
Dividends and interest	57,325
Fund shares sold	4,991
Prepaid expenses	19,270
Total assets	39,160,569

LIABILITIES
Payables
Administration fees	12,747
Advisory fees	11,999
Audit fees	8,678
Fund shares redeemed	7,445
Transfer agent fees and expenses	7,048
Fund accounting fees	4,596
Shareholder reporting	1,231
Chief Compliance Officer fee	1,138
Custody fees	802
Total liabilities	55,684

NET ASSETS	$39,104,885

Net asset value, offering and redemption price per share
[$39,104,885/3,106,310 shares outstanding;
unlimited number of shares (par value $0.01) authorized]	$12.59

COMPONENTS OF NET ASSETS
Paid-in capital	$32,096,931
Undistributed net investment income	277,126
Accumulated net realized loss on investments	(144,987)
Net unrealized appreciation on investments	6,875,815
Net assets	$39,104,885

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

STATEMENT OF OPERATIONS – For the six months ended April 30, 2013 (Unaudited)

INVESTMENT INCOME
Dividends	$525,148
Interest	265
Total investment income	525,413

EXPENSES
Advisory fees (Note 4)	144,508
Adminstration fees (Note 4)	36,127
Transfer agent fees and expenses (Note 4)	21,374
Fund accounting fees (Note 4)	14,156
Registration fees	9,532
Audit fees	8,678
Legal fees	6,249
Custody fees (Note 4)	4,078
Chief Compliance Officer fee (Note 4)	3,472
Trustee fees	2,989
Reports to shareholders	2,671
Insurance expense	1,574
Other expenses	1,765
Total expenses	257,173
Less: advisory fee waiver (Note 4)	(114,133)
Net expenses	143,040
Net investment income	382,373

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	1,171,103
Net change in unrealized appreciation on investments	3,328,997
Net realized and unrealized gain on investments	4,500,100
Net Increase in Net Assets Resulting from Operations	$4,882,473

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$382,373	$725,611
Net realized gain on investments	1,171,103	2,134,512
Net change in unrealized appreciation on investments	3,328,997	471,208
Net increase in net assets resulting from operations	4,882,473	3,331,331

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(753,995)	(634,243)
Total distributions to shareholders	(753,995)	(634,243)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived from
net change in outstanding shares (a)	(640,346)	4,531,088
Total increase in net assets	3,488,132	7,228,176

NET ASSETS
Beginning of period	35,616,753	28,388,577
End of period	$39,104,885	$35,616,753

Undistributed net investment income at end of period	$277,126	$648,748

(a)	A summary of share transactions is as follows:

	Six Months Ended
	April 30, 2013		Year Ended
	(Unaudited)		October 31, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	111,051	$1,283,381	985,437	$10,724,249
Shares issued on reinvestments of distributions	67,968	752,405	62,773	633,378
Shares redeemed	(232,040)	(2,676,132)	(621,275)	(6,826,539)
Net increase/(decrease)	(53,021)	$(640,346)	426,935	$4,531,088

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Six Months Ended
	April 30, 2013		Year Ended October 31,
	(Unaudited)		2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.27		$10.39	$9.58	$8.41	$8.35	$14.59

Income from investment operations:
Net investment income	0.12		0.23	0.24	0.23	0.20	0.32
Net realized and unrealized
gain/(loss) on investments	1.44		0.88	0.79	1.14	0.17	(4.93)
Total from investment operations	1.56		1.11	1.03	1.37	0.37	(4.61)

Less distributions:
From net investment income	(0.24)		(0.23)	(0.22)	(0.20)	(0.31)	(0.38)
From net realized gain on investments	—		—	—	—	—	(1.25)
Total distributions	(0.24)		(0.23)	(0.22)	(0.20)	(0.31)	(1.63)
Net asset value, end of period	$12.59		$11.27	$10.39	$9.58	$8.41	$8.35

Total return	14.13	%‡	10.95%	10.92%	16.52%	5.05%	-34.86%

Ratios/supplemental data:
Net assets, end of period (thousands)	$39,105		$35,617	$28,389	$24,695	$20,692	$16,603

Ratio of expenses to average net assets:
Before fees waived
and expenses absorbed	1.42	%†	1.43%	1.52%	1.60%	1.71%	1.60%
After fees waived
and expenses absorbed	0.79	%†	0.99%	0.99%	0.94%	0.92%	0.50%
Ratio of net investment income
to average net assets:
Before fees waived
and expenses absorbed	1.49	%†	1.69%	1.65%	1.65%	1.90%	1.77%
After fees waived
and expenses absorbed	2.12	%†	2.13%	2.18%	2.31%	2.69%	2.87%
Portfolio turnover rate	31.35	%‡	45.61%	39.50%	54.45%	66.18%	62.83%

†	Annualized
‡	Not Annualized

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2013 (Unaudited)

NOTE 1 – ORGANIZATION

The Edgar Lomax Value Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company.  The Fund’s investment objective is to seek long-term capital growth while providing some income.  The Fund began operations on December 12, 1997.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2010-2012, or expected to be taken in the Fund’s 2013 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Arizona; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first-in, first-out basis.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2013 (Unaudited), continued

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of April 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2013 (Unaudited), continued

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (“Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee which is comprised of one or more trustees and representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation Committee are reviewed and ratified by the Board.

Short-Term Securities – Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of April 30, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks
Accommodation and Food Services	$827,334	$—	$—	$827,334
Arts, Entertainment, and Recreation	634,684	—	—	634,684
Finance and Insurance	5,851,829	—	—	5,851,829
Information	3,075,927	—	—	3,075,927
Management of Companies and
Enterprises	321,354	—	—	321,354
Manufacturing	19,310,381	—	—	19,310,381
Mining, Quarrying, and
Oil and Gas Extraction	1,432,673	—	—	1,432,673
Professional, Scientific, and
Technical Services	343,893	—	—	343,893
Retail Trade	5,305,859	—	—	5,305,859
Transportation and Warehousing	1,276,071	—	—	1,276,071
Utilities	1,083,891	—	—	1,083,891
Wholesale Trade	199,602	—	—	199,602
Total Common Stocks	38,663,498	—	—	38,663,498
Short-Term Investments	415,485	—	—	415,485
Total Investments in Securities	$39,078,983	$—	$—	$39,078,983

Refer to the Fund’s Schedule of Investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at April 30, 2013, the end of the reporting period. The Fund recognized no

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2013 (Unaudited), continued

transfers to/from Level 1 or Level 2. There were no Level 3 securities held in the Fund during the six months ended April 30, 2013.

New Accounting Pronouncement: In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Funds are currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended April 30, 2013, The Edgar Lomax Company (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Fund. Effective March 31, 2004, the Advisor has agreed to voluntarily waive a portion of its advisory fees due from the Fund based upon the Fund’s performance versus the “S&P 500 Value Index.”  Through February 28, 2006, the performance of the S&P 500 Value Index was that of the S&P/Barra Value Index. Thereafter, it is the performance of the S&P 500/Citigroup Value Index (which Standard & Poor’s chose to replace the S&P 500/Barra Value Index). The Advisor intends to waive a portion of its advisory fee whenever, as of the end of each month, the Fund’s 3-year or 5-year average annual total return is less than that of the S&P 500 Value Index. The amount of the voluntary waiver will depend upon the size of the Fund’s assets as of the end of each month. While this voluntary fee waiver can be discontinued at any time, the Advisor has no intention of doing so. For the six months ended April 30, 2013, the Fund incurred $144,508 in advisory fees, of which the Advisor voluntarily waived $7,456, resulting in net advisory fees of $137,052 before expense limitation waivers.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 0.99% of average daily net assets. If the Advisor waives advisory fees under the arrangement described above, it has also agreed to absorb all expenses, other than advisory fees.  For the six months ended April 30, 2013, the Fund’s aggregate annual operating expenses were reduced to 0.79%, net of the voluntary waiver.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2013 (Unaudited), continued

not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the six months ended April 30, 2013, the Advisor reduced its fees and absorbed Fund expenses in the amount of $114,133; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Year	Amount
2013	$140,136
2014	144,540
2015	150,035
2016	114,133
$548,844

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund. U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

For the six months ended April 30, 2013, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration	$36,127
Fund Accounting	14,156
Transfer Agency (a)	6,044
Custody	4,078
Chief Compliance Officer	3,472

(a) Does not include Sub-ta fees and out-of-pocket expenses.

At April 30, 2013, the Fund had payables due to USBFS for administration, transfer agency, fund accounting, custody, and Chief Compliance Officer fees and to U.S. Bank, N.A. for custody fees in the following amounts:

Administration	$12,747
Fund Accounting	4,596
Transfer Agency (a)	2,015
Chief Compliance Officer	1,138
Custody	802

(a) Does not include Sub-ta fees and out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2013 (Unaudited), continued

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 2013, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $11,258,326 and $11,922,137, respectively.

NOTE 6 – INCOME TAXES

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred.

The tax character of distributions paid during the six months ended April 30, 2013 and the year ended October 31, 2012 was as follows:

	Six Months Ended	Year Ended
	April 30, 2013	October 31, 2012
Net investment income	$753,995	$634,243

Ordinary income distributions may include short-term capital gains.

As of October 31, 2012, the Fund’s most recently completed fiscal year end, the components of accumulated earnings/ (losses) on a tax basis were as follows:

Cost of investments (a)	$32,185,592
Gross tax unrealized appreciation	$5,107,214
Gross tax unrealized depreciation	(1,707,949)
Net tax unrealized appreciation	3,399,265
Undistributed ordinary income	648,748
Undistributed long-term capital gain	—
Total distributable earnings	648,748
Other accumulated gains/(losses)	(1,168,537)
Total accumulated earnings/(losses)	$2,879,476

(a) The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At October 31, 2012, the Fund had capital loss carryforwards which expire as follows:

Capital Loss
Carryover	Expires
$1,168,537	2017

To the extent the Fund realizes future net capital gains, the gains will be offset by any available capital loss carryforward.

The Fund utilized $2,165,273 of its capital loss carryforward in the year ended October 31, 2012.

EDGAR LOMAX VALUE FUND

NOTICE TO SHAREHOLDERS at April 30, 2013 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-205-0524 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2012

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0524.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-866-205-0524.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-205-0524 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

EDGAR LOMAX VALUE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 4-6, 2012, the Board, including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the continuance of the Advisory Agreement for the Edgar Lomax Value Fund (the “Fund”) with The Edgar Lomax Company (the “Advisor”) for another annual term.  At this meeting, and at a prior meeting held on October 24-25, 2012, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of August 31, 2012 on both an absolute basis, and in comparison to both benchmarks and its peer funds as classified by Lipper and Morningstar.  While the Board considered performance over both short and long term periods, it placed less emphasis on very short term performance and greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and Lipper Index for the three-year, five-year and ten-year periods, and below its peer group median and Lipper Index for the three-month, year-to-date and one-year periods.  The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for the three-year and five-year periods, and below its peer group median and average for the three-month, year-to-date, one-year and ten-year periods.

EDGAR LOMAX VALUE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), continued

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and reviewed the performance of the Fund against broad-based securities market benchmarks.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of the Fund.  The Board reviewed information as to fees and expenses of advisers and funds within the relevant Lipper peer funds, fees charged by the Advisor to other similarly managed accounts, as well as information regarding fee offsets for separate accounts invested in the Fund.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of no more than 0.99% (the “Expense Cap”).  Additionally, the Board noted that the Advisor had voluntarily agreed to waive a portion of its advisory fees in the event the Fund’s trailing three-year or five-year average annual total return was less than that of a specific index.  The Board noted that the Fund’s total expense ratio was below the peer group median and average.  Additionally, the Board noted that the contractual advisory fee was above its peer group median and average, as well as the average of the Fund’s peer group when adjusted to include only funds with similar asset sizes.  The Board also considered that after advisory fee waivers and the reimbursement of Fund expenses necessary to maintain the Expense Cap, in addition to the voluntary expense limitation, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period were substantially less than the peer group median and average, as well as the average of the Fund’s peer group when adjusted to include only funds with similar asset sizes.  The Board also took into consideration the services the Advisor provided to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were generally in line with the fees charged to its separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Fund’s total expense ratios have declined since the Fund’s inception due to growth of assets.  The Board further noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed the Expense Cap.  The Board concluded that they would continue to examine this issue to ensure that economies of scale are being shared with the Fund as asset levels increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship

EDGAR LOMAX VALUE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), continued

with the Fund, such as benefits received in exchange for “soft dollars.”  The Board also considered that the Fund does not charge any Rule 12b-1 fees.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate resources and profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Edgar Lomax Value Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Edgar Lomax Value Fund would be in the best interest of the Fund and its shareholders.

EDGAR LOMAX VALUE FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
The Edgar Lomax Company
6564 Loisdale Court, Suite 310
Springfield, VA 22150
www.edgarlomax.com

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, WI 53202
866-205-0524

Independent Registered
Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY 10022-3205

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  To obtain a free prospectus please call 866-205-0524.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date   July 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date   July 1, 2013

By (Signature and Title)*  /s/ Cheryl L. King
  Cheryl L. King, Treasurer

Date   July 1, 2013

* Print the name and title of each signing officer under his or her signature.